UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 02, 2023

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-13468	91-1069248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 Third Avenue
Seattle, Washington		98104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 674-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 2, 2023, the shareholders of the Company: (1) elected each of the nine director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) approved 1 year as the frequency of advisory votes on executive compensation; (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023; (5) approved a shareholder proposal related to excessive termination pay; and (6) approved a shareholder proposal requesting a report on the Company's diversity, equity, and inclusion efforts.

The Compensation Committee will draft a policy that is responsive to the shareholder proposal related to excessive termination pay and submit it to the Board of Directors for adoption in 2023. The Board of Directors will consider how best to expand its current reporting on the Company’s diversity, equity, and inclusion efforts on a global basis, while taking into consideration local employment and privacy regulations, as well as associated costs.

The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)
Election of the following nine directors, each to serve until the next Annual Meeting or until the election or qualification of his or her successor:

	Voted For	Voted Against	Abstain	Broker Non-Votes
Glenn M. Alger	125,835,589	2,305,809	394,952	10,636,891
Robert P. Carlile	123,378,984	4,738,882	418,484	10,636,891
James M. DuBois	126,196,203	1,929,461	410,686	10,636,891
Mark A. Emmert	109,562,085	18,567,640	406,625	10,636,891
Diane H. Gulyas	124,107,345	4,028,426	400,579	10,636,891
Jeffrey S. Musser	126,091,492	2,042,287	402,571	10,636,891
Brandon S. Pedersen	124,428,409	3,693,489	414,452	10,636,891
Liane J. Pelletier	119,775,873	8,353,476	407,001	10,636,891
Olivia D. Polius	126,856,950	1,280,390	399,010	10,636,891

(2)
Advisory vote to approve Named Executive Officer compensation:

Voted For	Voted Against	Abstain	Broker Non-Votes
113,572,136	14,549,025	415,189	10,636,891

(3)
Advisory vote to approve the frequency of advisory votes on Names Executive Office compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
125,780,083	103,572	2,317,885	334,810	10,636,891

(4)
Ratification of independent registered public accounting firm for the year ending December 31, 2023:

Voted For	Voted Against	Abstain	Broker Non-Votes
128,951,719	9,893,331	328,191	0

(5)
Shareholder proposal: shareholder ratification of excessive termination pay:

Voted For	Voted Against	Abstain	Broker Non-Votes
86,247,177	41,993,228	295,945	10,636,891

(6)
Shareholder proposal: reporting on the Company's diversity, equity, and inclusion efforts:

Voted For	Voted Against	Abstain	Broker Non-Votes
72,991,678	54,429,646	1,115,026	10,636,891

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

Date:	May 4, 2023	By:	/S/ Bradley S. Powell
Bradley S. Powell, Senior Vice President and Chief Financial Officer